SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                  FORM 8-K/A

                              AMENDMENT NO. 1 TO
                                CURRENT REPORT

                      Pursuant to Section 13 or 15(e) of
                      The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):     June 20, 1996



                            MORGAN FINANCIAL CORP.
            (Exact name of registrant as specified in its charter)



      Colorado                          0-20764                84-121348
(State or other jurisdiction       (SEC File Number)       (I.R.S. Employer
        of incorporation)                               Identification Number)



   205 West Kiowa Avenue, Fort Morgan, Colorado                    80701
      (Address of principal executive offices)                    Zip Code



Registrant's telephone number, including area code:         (970) 867-2443



                                Not Applicable
         (Former name or former address, if changed since last Report)


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                            MORGAN FINANCIAL CORP.

                     INFORMATION TO BE INCLUDED IN REPORT


Item 7. Financial Statements and Exhibits

        Exhibit 16 - Letter Re Change in Certifying Accountant


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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                          MORGAN FINANCIAL CORP.



Date: June 28, 1996                 By:   /s/ Michael M. Berryhill
                                          MICHAEL M. BERRYHILL
                                          President and Chief Executive
                                             Officer

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                                   Exhibit 16

                     [McGladrey & Pullen, LLP Letterhead]


Securities and Exchange Commission
Washington, DC  20549

     We were previously the independent accountants for Morgan Financial Corp., and on July 28, 1995, we reported on the consolidated financial statements of Morgan Financial Corp. and subsidiary as of June 30, 1994 and 1995 and for each of the three years in the period ended June 30, 1995. On June 20, 1996, we were dismissed as independent accountants of Morgan Financial Corp. We have read Morgan Financial Corp.'s statements included under Item 4 of its Form 8-K dated June 24, 1996 and we agree with such statements.


                                          /s/ McGladrey & Pullen, LLP

                                          McGLADREY & PULLEN, LLP


Denver, Colorado
June 27, 1996